SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ------------------







                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 8, 1998


                                BETZDEARBORN INC.
               (Exact Name of Registrant as Specified in Charter)


    Pennsylvania                1-11558                        23-1503731
  (State Or Other             (Commission                    (IRS Employer
  Jurisdiction Of             File Number)                 Identification No.)
  Incorporation)


         4636 Somerton Road, Trevose, Pennsylvania   19053-6783
          (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code    (215) 355-3300



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ITEM 5.     DISCLOSURE.

            On October 8, 1998, BetzDearborn Inc. and Hercules Incorporated issued a press release, a copy of which is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

Exhibit 99.1 Press Release dated October 8, 1998.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BETZDEARBORN INC.

Date: October 8, 1998                       By:  /s/ Linda R. Hansen
                                               Vice President, General Counsel
                                               and Secretary



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                                  EXHIBIT INDEX

Exhibit No.       Title

Exhibit 99.1 Press Release dated October 8, 1998.